UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2014

Parametric Sound Corporation

(Exact name of registrant as specified in its charter)

Nevada	001-35465	27-2767540
(State or Other Jurisdiction of	(Commission File number)	(I.R.S. Employer
Incorporation or Organization)	Classification Code Number)	Identification No.)

13771 Danielson Street, Suite L

Poway, California 92064

(Address of Principal Executive Offices)

888-477-2150

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14.a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On January 16, 2014, Parametric Sound Corporation (the “Company”) filed a Current Report on Form 8-K (the “Initial 8-K”) to report the completion of the merger (the “Merger”) of its wholly-owned subsidiary, Paris Acquisition Corp., a Delaware corporation (“Merger Sub”), with and into VTB Holdings, Inc., a Delaware corporation (“VTBH”), in accordance with the terms and conditions of the Agreement and Plan of Merger dated August 5, 2013, by and among the Company, VTBH and Merger Sub (the “Merger Agreement”). The Merger closed and became effective (the “Closing”) on January 15, 2014 and, as a result of the Merger, VTBH is now a direct subsidiary of the Company.

This Amendment No. 1 (this “Amendment”) is being filed to amend and supplement Item 9.01 of the Initial 8-K and to include the historical financial statements of VTBH and its subsidiaries. Although VTBH is now a direct subsidiary of the Company, for accounting purposes the Merger is treated as a “reverse acquisition” and VTBH is considered the accounting acquirer. Accordingly, as of the Closing, VTBH’s historical results of operations will replace the Company’s historical results of operations for all periods prior to the Merger, and for all periods following the Merger, the results of operations of both companies will be included in the Company’s financial statements. However, the audited consolidated financial statements of VTBH for the year ended December 31, 2013 filed with this Amendment relate to a pre-Closing period, and therefore all information presented, including any per share information, relates to VTBH and its subsidiaries on a standalone basis and not to the Company.

Any information required to be set forth in the Initial 8-K which is not being amended or supplemented pursuant to this Amendment is hereby incorporated by reference. Except as set forth herein, no modifications have been made to information contained in the Initial 8-K, and the Company has not updated any information contained therein to reflect events that have occurred since the date of the Initial 8-K. Accordingly, this Amendment should be read in conjunction with the Initial 8-K.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of business acquired.

The audited consolidated financial statements of VTBH for the year ended December 31, 2013 required to be filed pursuant to Item 9.01(a) of Form 8-K are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference. The audited consolidated financial statements of VTBH for the years ended December 31, 2012, and December 31, 2011, and the unaudited interim financial statements of VTBH for the nine month periods ended September 28, 2013 and September 29, 2012, required to be filed pursuant to Item 9.01(a) of Form 8-K, were included in the Proxy Statement filed with the SEC on December 3, 2013, and are incorporated into this Current Report by reference.

(b) Pro forma financial information.

The unaudited pro forma financial information as of and for the year ended December 31, 2013 required to be filed pursuant to Item 9.01(b) of Form 8-K is filed as Exhibit 99.4 to this Current Report on Form 8-K/A and are incorporated herein by reference. The unaudited pro forma condensed consolidated financial information is a presentation of historical results with accounting adjustments necessary to reflect the estimated pro forma effect of the Merger and is presented for informational purposes only. The unaudited pro forma condensed consolidated financial information does not reflect the effects of any anticipated changes to be made to the operations of the combined companies in connection with the Merger, including synergies and cost savings and does not include one time charges expected to result from the Merger. The unaudited pro forma condensed consolidated financial information should not be construed to be indicative of future results of operations or financial position.

(d)	Exhibits.

Exhibit No.	Description

2.1*†	Agreement and Plan of Merger, dated August 5, 2013, among the Company, Merger Sub and VTBH (Incorporated by reference to Exhibit 2.1 to the Company’s current report on Form 8-K originally filed with the SEC on August 5, 2013).

10.1†	Credit Agreement, dated August 22, 2012, among Voyetra Turtle Beach, Inc., as the Borrower, VTBH, the various financial institutions and other persons party thereto from time to time as Lenders, PNC Bank, National Association, as administrative and collateral agent for the Lenders, Swingline Lender and as the Issuer, PNC Capital Markets LLC, as a Joint Lead Arranger and Sole Bookrunner, Manufacturers and Traders Trust Company, Silicon Valley Bank, and Citibank, N.A., each as a Lender, Joint Lead Arranger and Co-Syndication Agent, and National Penn Bank and Sumitomo Mitsui Banking Corp., each as a Lender and Co-Documentation Agent.

10.2†	Waiver and First Amendment, dated July 17, 2013, to the Credit Agreement, dated August 22, 2012, by and among Voyetra Turtle Beach, Inc., as the Borrower, VTBH, the various financial institutions and other Persons from time to time party thereto as Lenders, and PNC Bank, National Association, as administrative agent and collateral agent for the Lenders.

10.3†	Second Amendment, dated August 5, 2013, to the Credit Agreement, dated August 22, 2012 (as amended), by and among Voyetra Turtle Beach, Inc., as the Borrower, VTBH, the various financial institutions and other Persons from time to time party thereto as Lenders, and PNC Bank, National Association, as administrative agent and collateral agent for the Lenders.

10.4†	Third Amendment, dated January 15, 2014, to the Credit Agreement, dated August 22, 2012 (as amended), by and among Voyetra Turtle Beach, Inc., as the Borrower, VTBH, the various financial institutions and other Persons from time to time party thereto as Lenders, and PNC Bank, National Association, as administrative agent and collateral agent for the Lenders.

10.5†	Joinder Agreement, dated as of January 15, 2014, between the Company and PNC Bank, National Association as administrative agent.

10.6†	Guaranty Agreement, dated as of January 15, 2014, among the Company, HyperSound Health, Inc., PSC Licensing Corp. and PNC, as administrative agent.

10.7†	Subordinated Promissory Note, dated August 30, 2013, among VTBH and Juergen Stark.

10.8†	Subordinated Promissory Note, dated August 30, 2013, among VTBH and SG VTB Holdings, LLC.

10.9†	Subordinated Promissory Note, dated August 30, 2013, among VTBH and Doornink Revocable Living Trust dated December 17, 1996.

10.10†	Subordinated Promissory Note, dated January 15, 2014, among VTBH and SG VTB Holdings, LLC.

10.11†	Parametric Sound Corporation 2013 Stock-Based Incentive Compensation Plan (Incorporated by reference to Annex E to the Company’s Definitive Proxy Statement on Schedule 14A originally filed with the SEC on December 3, 2013).

10.12†	Parametric Sound Corporation Annual Incentive Bonus Plan (Incorporated by reference to Annex F to the Company’s Definitive Proxy Statement on Schedule 14A originally filed with the SEC on December 3, 2013).

10.13†	Form of Lock-up Agreement, among the Company, VTBH and certain officers and directors of VTBH.

23.1	Consent of BDO USA, LLP.

23.2	Consent of Freed Maxick CPAs, P.C.

99.1†	Press release of the Company, dated January 15, 2014.

99.2	Consolidated balance sheets as of September 28, 2013 (unaudited) and December 31, 2012 and 2011, consolidated statements of operations and comprehensive (loss) income for the nine months ended September 28, 2013 and September 29, 2012 (unaudited) and for the years ended December 31, 2012 and 2011, consolidated statements of convertible preferred stock and of stockholders’ (deficit) equity for the cumulative period December 31, 2009 through September 28, 2013 (unaudited), consolidated statements of cash flows for the nine months ended September 28, 2013 and September 29, 2012 (unaudited) and for the years ended December 31, 2012 and 2011, and related notes thereto (Incorporated by reference to Annex D to the Company’s Definitive Proxy Statement on Schedule 14A originally filed with the SEC on December 3, 2013).

99.3	Audited consolidated financial statements of VTB Holdings, Inc. as of December 31, 2013 and 2012 and for the years ended December 31, 2013, 2012 and 2011.

99.4	Unaudited pro forma combined condensed financial information as of and for the year ended December 31, 2013.

99.5	Press Release of the Company, dated March 27, 2014.

*	All exhibits and schedules to the Agreement and Plan of Merger have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish the omitted exhibits and schedules to the SEC upon request by the SEC.
†	Incorporated by reference to the exhibit numbered as indicated above to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 16, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 28, 2014	PARAMETRIC SOUND CORPORATION

	By:	/s/ John T. Hanson
Name: John T. Hanson
Title: Chief Financial Officer